UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2006

Sterling Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania		17601-4133
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-581-6030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Sterling Financial Corporation ("Sterling") today announced that on March 30, 2006, it entered into a definitive agreement to acquire Bay Net Financial, Inc. and its wholly-owned subsidiary, Bay Net, A Community Bank based in Bel Air, MD. Pursuant to the agreement, Bay Net Financial, Inc. will merge with and into Sterling and, subsequently, Bay Net, A Comunity Bank, will merge with and into Sterling's wholly-owned subsidiary, First National Bank of North East.

The total value of the transaction is $22.8 million but the actual closing value will depend upon several factors, including Sterling's stock price. Pursuant to the terms of the definitive agreement, each shareholder of Bay Net Financial may elect to receive cash, or to exchange their shares for Sterling shares, or to receive a combination of cash and Sterling stock. The consideration is subject to election and allocation procedures designed to ensure that the cash portion of the transaction is not less than 40% nor more than 45% of the dollar value of the consideration. The transaction is subject to customary conditions, including approval of the merger by Bay Net Financial's shareholders and applicable regulatory agencies. Assuming all conditions are satisfied, the merger is expected to be completed in the 4th quarter of 2006. The specific pricing calculations and other requirements are set forth in the definitive agreement which is attached to this Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

In connection with the disclosure set forth in Item 1.01 above, Sterling issued a press release announcing its execution, on March 30, 2006, of a definitive merger agreement to acquire Bay Net Financial, Inc. and Bay Net, A Community Bank. The press release is attached to this Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits

2.1 Agreement and Plan of Merger, by and among Sterling Financial Corporation, Bay Net Financial, Inc., and Bay Net, A Community Bank, dated March 30, 2006

99.1 Sterling Financial Corporation press release, dated March 31, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Financial Corporation

March 31, 2006	By:	J. Roger Moyer, Jr.

Name: J. Roger Moyer, Jr.
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated March 30, 2006
99.1	Sterling Financial Corporation press release dated March 31, 2006